SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)

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MERCER FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

The Mercer Funds are filing this amended Proxy Statement in connection with the Special Meeting of Shareholders that was initially scheduled to be held on October 3, 2019, because the Special Meeting was postponed in order to permit the additional solicitation of proxies from certain shareholders and it has therefore been rescheduled to its new date of October 28, 2019.

MERCER FUNDS

99 High Street
Boston, Massachusetts 02110

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

October 28, 2019

(as rescheduled from October 3, 2019)

A special meeting of shareholders (the “Meeting”) of Mercer Funds (the “Trust”) will be held at the Trust’s offices at 99 High Street, Boston, Massachusetts 02110, on October 28, 2019, at 11:00 a.m., Eastern time. During the Meeting, shareholders of the Trust will vote:

1.	To elect Trustees of the Trust.

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

You are entitled to vote at the Meeting and any adjournments thereof if you owned shares of the Trust at the close of business on August 15, 2019. If you attend the Meeting, you may vote your shares in person. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than October 27, 2019. VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED. To cast your vote, simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope.

Proxy materials for the Meeting are enclosed and are also available at www.okapivote.com/MERCERFUNDS.

In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:

(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) A live service representative will be happy to answer any questions and take your vote by phone.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and effort associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

If you have any questions regarding the proposed election of the Trustees or need assistance in completing your Proxy Card, please contact Okapi Partners, our proxy solicitor, toll-free at 888-785-6617.

By Order of the Board of Trustees,

Colin J. Dean, Esq.
Vice President, Chief Legal Officer and
Secretary of the Trust

September 27, 2019

MERCER FUNDS

Mercer US Large Cap Equity Fund

Mercer US Small/Mid Cap Equity Fund

Mercer Non-US Core Equity Fund

Mercer Emerging Markets Equity Fund

Mercer Global Low Volatility Equity Fund

Mercer Core Fixed Income Fund

Mercer Opportunistic Fixed Income Fund

99 High Street

Boston, Massachusetts 02110

Special Meeting of Shareholders

October 28, 2019

(as rescheduled from October 3, 2019)

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is being furnished to holders of shares of beneficial interest (“Shareholders”) of each of the seven above-listed series (each a “Fund,” and collectively, the “Funds”) of Mercer Funds (the “Trust”) in connection with the solicitation by the Board of Trustees of the Trust (the “Board” or the “Trustees”) of proxies to be used at a Special Meeting of Shareholders to be held at the Trust’s principal executive offices, at 99 High Street, Boston, Massachusetts 02110, on October 28, 2019, at 11:00 a.m., Eastern time, in the offices of Mercer Investments LLC, the investment advisor to the Trust (the “Advisor”), or at any postponements or adjournments thereof (the “Meeting”). The Meeting was initially scheduled to be held on October 3, 2019, and was postponed in order to permit the additional solicitation of proxies from certain shareholders and was therefore rescheduled to its current date of October 28, 2019. The Notice of the Meeting and this Proxy Statement are being provided to Shareholders on or about September 27, 2019.

The Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware statutory trust. As of the date of this Proxy Statement, the Trust offers shares in the seven Funds named above. The Meeting is being held to consider and vote on the election of Trustees for the Trust and to transact such other business as may properly come before the Meeting or any adjournment thereof.

Voting Information

Shareholders of record at the close of business on August 15, 2019 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. Each whole share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate fractional vote. The number of shares of each Fund that were issued and outstanding as of the Record Date is set forth in Exhibit A to this Proxy Statement.

Required Vote for the Election of Trustees

The election of the Trustees requires the affirmative vote of a plurality of votes cast by the Shareholders of the Trust, which means that the five individuals receiving the greatest number of votes cast by Shareholders entitled to vote at the Meeting, regardless of the votes cast by Shareholders of the individual Funds, will be deemed to be elected.

Quorum

The presence, in person or by proxy, of a majority of Shareholders of the Trust entitled to vote at the Meeting on the Record Date constitutes a quorum for the transaction of business at the Meeting.

Adjournment

The Meeting may be adjourned, whether or not a quorum is present, for any reason, by the vote of those Shareholders of the Trust entitled to vote holding not less than a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote in their discretion on questions of adjournment for those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting. The Meeting also may be adjourned, in certain circumstances, by the Chair of the Board or the officers of the Trust. Any adjournment may be made with respect to any business that might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment.

Method of Tabulation

The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date, and return the proxy card without voting instructions, your shares will be voted “FOR” each nominee by the individuals named as proxies, and will be voted in the best interest of the Trust according to the judgment of the individuals named as proxies with respect to any other business that may properly arise at the Meeting.

Revocation of Proxy

Any person giving a proxy has the power to revoke such proxy at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Trust’s Secretary. To be effective, such revocation must be received by the Trust’s Secretary prior to the Meeting. In addition, although mere attendance at the Meeting would not revoke a proxy, a Shareholder present at the Meeting may withdraw his or her proxy by voting in person at the Meeting.

Reports to Shareholders and Financial Statements

Copies of the Funds’ most recent Annual Report to Shareholders, including financial statements for each Fund, have been previously provided to shareholders. A copy of the Annual Report, the Semi-Annual Report to Shareholders or a Prospectus may be obtained, without charge, by calling your plan administrator or recordkeeper or financial advisor or intermediary, or by calling the Trust toll-free at 1-888-887-0619 or visiting the Trust’s website at http://www.delegated-solutions.mercer.com/us.html.

Proposal—Election of Trustees

Overview of the Election of Trustees

The Board of the Trust unanimously recommends that Shareholders vote to elect the nominees set forth below (each a “Nominee,” and together, the “Nominees”) as Trustees of the Trust. The Board is responsible for supervising the management of the Trust and serving the needs of the Funds’ shareholders.

The Trust’s Board currently consists of four persons, three of whom are not “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). Shareholders are being asked to elect five nominees, which consists of the four current Trustees, plus one proposed new Independent Trustee. If elected by the Shareholders, four of the five members of the Board will be Independent Trustees.

Nominees for Trustees of the Trust and Selection of Nominees

The Board has nominated Harrison M. Bains, Jr., Adela M. Cepeda, Gail A. Schneider, Richard S. Joseph, and Luis A. Ubiñas for election as Trustees of the Trust. Each Nominee, other than Mr. Ubiñas, is currently a member of the Board. Mr. Bains and Ms. Cepeda have served in their capacities as Independent Trustees of the Trust since 2005, and Ms. Schneider has served in her capacity as Independent Trustee since 2009. Mr. Bains, and Mmes. Cepeda and Schneider were last elected by shareholders of the Trust on March 16, 2009. Mr. Joseph, an interested person of the Trust (the “Interested Trustee”), has served as an Interested Trustee and officer of the Trust since January 1, 2017, and was appointed to the Board at that time, upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”), which consists of all of the Independent Trustees of the Trust, to fill a vacancy then existing on the Board.

Mr. Ubiñas has not previously served on the Board and was nominated by the current Independent Trustees, based on the recommendation of the Nominating Committee, to stand for election as Trustee at the Meeting. Mr. Ubiñas was initially recommended by the Nominating Committee during a search process for potential Independent Trustee candidates that was undertaken by that Committee.

All Nominees have consented to serve if elected by the Shareholders. If elected, each Nominee will hold office for the lifetime of the Trust or until such Nominee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or, if sooner than any of such events, until his or her successor is duly elected and qualified. If each of the five Nominees is elected, the five Nominees will constitute the entire Board of the Trust. If any Nominee should withdraw or otherwise become unavailable for election, a majority of the Independent Trustees may select a substitute nominee.

Listed below are the name, age, and business address of each Nominee, along with his or her principal occupation for the last five years, the number of portfolios of registered investment companies advised by the Advisor overseen or to be overseen by each Nominee, and other Board memberships held by each Nominee:

Independent Trustee Nominees

Name, Address, and Age	Position Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Nominee	Other Directorships Held by Nominee

Harrison M. Bains, Jr. 99 High Street Boston, MA 02110 (76)	Trustee	Trustee since 2005	Mr. Bains is retired.	7	Mr. Bains is a Director of Cara Therapeutics, Inc.; Mr. Bains was a Director of BG Medicine, Inc. (2007 to 2014) and a Trustee of BofA Funds Series Trust (11 portfolios) (2011 to 2016).

Adela M. Cepeda 99 High Street Boston, MA 02110 (61)	Chairperson and Trustee	Chairperson since 2018; Trustee since 2005	Ms. Cepeda is Managing Director of PFM Financial Advisors LLC (a financial advisory firm) since September 2016. Ms. Cepeda was previously Founder and President of A.C. Advisory, Inc. (a financial advisory firm) 1995-2016.	7	Ms. Cepeda is a Trustee of the UBS Funds complex (19 portfolios); Morgan Stanley Pathway Funds (11 portfolios); and BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.).

Gail A. Schneider 99 High Street Boston, MA 02110 (70)	Trustee	Trustee since 2009	Ms. Schneider is a self-employed consultant since 2007. Ms. Schneider was previously an Executive Vice President at JP Morgan Chase & Co.	7	None

Luis A. Ubiñas 99 High Street Boston, MA 02110 (56)	Trustee	N/A	Mr. Ubiñas is retired. Mr. Ubiñas previously served as President of the Ford Foundation (a not-for profit organization) from 2008 to 2013 and prior to that he served as a Senior Partner for McKinsey & Company (a global consulting firm).	7	Mr. Ubiñas is a Director of: Electronic Arts, Inc., Boston Private Financial Holdings, Inc. and Tanger Factory Outlet Centers, Inc.

Interested Trustee Nominee

Name, Address and Age	Position(s) Held With Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Nominee	Other Directorships Held by Nominee

Richard S. Joseph[3] (54)	Trustee, President, and Chief Executive Officer	Trustee since 2017	Mr. Joseph is Vice President and Head of the US Mercer Delegated Solutions of Mercer Investments LLC since December 2015. Prior to December 2015, he was Chief Operating Officer of Mercer Investments LLC since 2005.	7	Mr. Joseph is a Trustee of Mercer Trust Company LLC and was a Director of Mercer Investments LLC from January 2017 to March 2019.

1.	Each Trustee holds office for an indefinite term.

2.	The “Fund Complex” consists of the Trust, which has seven portfolios.

3.	Mr. Joseph is considered an “interested person,” as defined in the 1940 Act, of the Trust due to his relationship with Mercer Investments LLC, the Funds’ investment advisor.

Trustee Qualifications

There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education and individual attributes of each Trustee represent a diversity of experiences and skills. In addition to the table above, the following is a brief discussion of the specific experience, qualifications, attributes and skills that led to the conclusion that each person identified below is qualified to serve as a Trustee.

Harrison M. Bains, Jr. Mr. Bains has experience serving on the Board of the Trust as well as on the boards of other business organizations and investment companies. Mr. Bains has no relationships that would impair his independence to the Trust and has served as an Independent Trustee of the Trust since 2005. Mr. Bains has substantial senior corporate financial management experience. Mr. Bains most recently has served as Vice President and Treasurer of Bristol-Myers Squibb Co., and previously served as a Senior Vice President and Treasurer of RJR Nabisco and as a Senior Vice President of Chase Manhattan Bank.

Adela M. Cepeda. Ms. Cepeda has experience serving on the Board of the Trust as well as on the boards of other investment companies, businesses, and not-for-profit organizations. Ms. Cepeda has no relationships that would impair her independence to the Trust and has served as an Independent Trustee of the Trust since 2005 and Chairperson of the Trust since 2018. Ms. Cepeda has significant professional experience with financial transactions. Ms. Cepeda currently serves as a Managing Director of PFM Financial Advisors LLC, a financial advisory firm. Ms. Cepeda was previously the Founder and President of A.C. Advisory, Inc., a municipal financial advisory firm, and previously chaired the Audit Committee of the board of Wyndham International, Inc.

Gail A. Schneider. Ms. Schneider has no relationships that would impair her independence to the Trust and has served as an Independent Trustee of the Trust since 2009, when she was nominated by the Independent Trustees, based on the recommendation of the Nominating Committee, and subsequently elected by shareholders of the Trust. Ms. Schneider has substantial senior corporate financial management experience. Ms. Schneider’s experience has included serving on the boards of directors of several organizations throughout her career. Ms. Schneider worked for 20 years at JP Morgan Chase & Co., where she was an Executive Vice President. As Executive Vice President, Ms. Schneider was responsible for the management of the Retail Investment and Banking businesses as well as Fiduciary businesses, including the JP Morgan Chase & Co. Trust Department and Retirement Services. Most recently, Ms. Schneider has worked as a self-employed consultant, introducing positive psychology principles into the domains of business and education.

Richard S. Joseph. Mr. Joseph was appointed to the Board effective January 1, 2017, based on his qualifications and experience and upon the recommendation of the Nominating Committee to fill a vacancy on the Board. Mr. Joseph has been an officer of the Advisor and its Head of the US Mercer Delegated Solutions since December 2015. Prior to December 2015, he was Chief Operating Officer of the Advisor since 2005.

Louis A. Ubiñas. Mr. Ubiñas is nominated by the Independent Trustees, based on the recommendation of the Nominating Committee, to serve as an Independent Trustee of the Trust. Mr. Ubiñas has no relationships that would impair his independence to the Trust. Mr. Ubiñas’ experience has included serving as President of the Ford Foundation and as a senior partner at McKinsey & Company. Mr. Ubiñas also served on the US Trade Commission and on the Commission for US Competitiveness of the Export-Import Bank. Most recently, Mr. Ubiñas has served on the boards of various public and private companies and on the boards of non-profit organizations.

Nominee Ownership of Fund shares and Ownership of Mercer Investments LLC and Its Control Persons. The following table provides the dollar range of equity securities of the Funds held by each Nominee as of March 31, 2019:

Nominee	Dollar range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in the Fund Complex
Independent Trustee Nominees
Harrison M. Bains, Jr.	None	None
Adela M. Cepeda	None	None
Gail A. Schneider	None	None
Luis A. Ubiñas	None	None
Interested Trustee Nominee
Richard S. Joseph	None	None

None of the Nominees beneficially owns shares, or, in the Trust’s last fiscal year, ended March 31, 2019,

has purchased or sold shares, of Mercer Investments LLC, the Funds’ investment advisor, MGI Funds Distributors, LLC (the “Distributor”), the principal underwriter of the Funds, or any person directly or indirectly controlling, controlled by, or under common control with Mercer Investments LLC or the Distributor.

Meetings of the Board and Compensation of the Trustees

The role of the Trustees is to provide general oversight of each Fund’s business. During the fiscal year ended March 31, 2019, there were seven meetings of the Board, including special meetings, and each Trustee then in office attended at least 75% of the total number of meetings of the Board and of each committee on which he or she served. The Trust does not have a policy with respect to the Board’s attendance at meetings of shareholders.

The table below includes certain information concerning the compensation paid to the Trustees and the Nominees during the Trust’s fiscal year ended March 31, 2019:

Name and Position Held	Annual Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From the Trust and Fund Complex Paid to Trustees
Independent Trustee Nominees
Harrison M. Bains, Jr.	$185,000	None	$185,000
Adela M. Cepeda	$197,500	None	$197,500
Gail A. Schneider	$179,500	None	$179,500
Luis A. Ubiñas*	None	None	None
Interested Trustee Nominee
Richard S. Joseph**	None	None	None

* Mr. Ubiñas was not a Trustee during the fiscal year ended March 31, 2019.

** As an employee of the Advisor, Mr. Joseph is not compensated for his service on the Board.

No officer of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services furnished to the Trust. The Trust pays each Independent Trustee an annual retainer of $90,000. In addition, the Trust pays the Chairperson of the Board $30,000 per year, the Chairperson of the Nominating Committee $12,000 per year, and the Chairperson of the Audit Committee $15,000 per year. The Trust also pays each Independent Trustee $8,750 per regular in-person Board meeting attended, $9,000 per ad-hoc in-person Board meeting attended, and $2,500 per ad-hoc telephonic Board meeting attended. Each member of the Audit Committee and the Nominating Committee additionally receives $5,000 and $4,000, respectively, per Committee meeting attended.

Board Committees

Mr. Bains and Mmes. Cepeda and Schneider sit on the Trust’s Audit Committee, and Mr. Bains serves as Chairperson of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and to receive reports regarding its internal control over financial reporting; (ii) oversee the quality and integrity of each Fund’s financial statements and the independent audit(s) thereof; (iii) oversee or assist Board oversight of the Trust’s compliance with legal and regulatory requirements relating to the Trust’s accounting and financial reporting and independent audits; (iv) approve, prior to appointment, the engagement of the Trust’s independent registered public accounting firm, and review and evaluate the qualifications, independence, and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. During the fiscal year ended March 31, 2019, the Audit Committee met two times.

Mr. Bains and Mmes. Cepeda and Schneider sit on the Nominating Committee. Ms. Schneider serves as Chairperson of the Nominating Committee. The Nominating Committee has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Trustees; (ii) periodically review Independent Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iii) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments, and periodically review the responsibilities and need for all committees of the Board.

While the Nominating Committee is solely responsible for the recommendation of Trustee candidates, the Nominating Committee may consider nominees recommended by Fund shareholders. The Nominating Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, c/o Mercer Investments LLC, 99 High Street, Boston, MA 02110. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. In addition, a nominee must provide such additional information as reasonably requested by the Nominating Committee.

In evaluating a person as a potential nominee to serve as a Trustee of the Trust (including any nominees recommended by shareholders), the Nominating Committee of the Board considers, among other factors that the Committee may deem appropriate and relevant:

•	the character and integrity of the person;
•	whether or not the person is qualified under applicable laws and regulations to serve as a Trustee of the Trust;
•	whether or not the person has any relationships that might impair his or her independence in serving on the Board such as any business, financial, or family relationships with Trust management, the Advisor and the Subadvisors, Trust service providers, or their affiliates;
•	whether the nomination of the person would be consistent with Trust policy and applicable laws and regulations regarding the number and percentage of the Independent Trustees on the Board;
•	the person’s judgment, skill and experience with investment companies and other organizations of comparable purpose, complexity, and size and subject to similar legal restrictions and oversight;
•	whether or not the person serves on the boards of trustees, or is otherwise affiliated with, other financial service organizations or those organizations’ mutual fund complexes;
•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Trustee of the Trust;
•	the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences; and

•	whether the Committee believes the person has the ability to exercise effective business judgment and would act in the best interests of the Trust and its shareholders.

In addition, the Nominating Committee values diversity in the overall composition of the Board. The Nominating Committee also may establish specific requirements and/or additional factors to be considered for Board candidates as the Committee deems necessary or appropriate. During the fiscal year ended March 31, 2019, the Nominating Committee held three formal meetings.

Board’s Role in Risk Oversight

The Board does not have a direct role in the day-to-day risk management of the Trust. Rather, the Board’s role in the management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Advisor, its affiliates, and the Subadvisors, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, liquidity risk, issuer and counterparty credit risk, compliance risk, and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairperson, acting between Board meetings, regularly interacts with and receives reports from senior personnel of the Trust’s service providers, including the Advisor’s Chief Investment Officer (or a senior representative of his office), the Trust’s and the Advisor’s Chief Compliance Officer, and the Subadvisors’ portfolio management personnel. The Audit Committee, which oversees the financial reporting of the Trust and its service providers, meets in scheduled meetings with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer, with which the Audit Committee Chairman maintains contact between Committee meetings. The Board also receives periodic presentations from senior personnel of the Advisor (including the Liquidity Risk Committee), or its affiliates, and the Subadvisors regarding risk management generally, as well as periodic presentations regarding specific operational, compliance, or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, liquidity, credit, investment research, and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Advisor and other service providers to the Funds have adopted a variety of policies, procedures, and controls designed to address particular risks to the Funds. Different processes, procedures, and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Trust. The Board also receives reports from counsel to the Trust or counsel to the Advisor and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Officers of the Trust

The Trustees elect the officers of Trust, who are responsible for administering the day-to-day operations of the Funds. In addition to being executive officers of the Trust, these individuals are also officers and/or employees of the Advisor or an affiliated entity. None of the individuals who serve as officers of the Trust receives compensation from the Trust for services provided to the Trust. Exhibit B to this Proxy Statement provides information about the Trust’s officers, including certain biographical information, the positions the officers hold with the Trust, and the officers’ principal occupations over the past five years.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY

RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE

NOMINEES FOR TRUSTEE OF THE TRUST.

Additional Information About Voting and the Meeting

Solicitation of Proxies

The solicitation of proxies will be conducted primarily by mail and telephone. All costs of solicitation, including costs associated with the preparation, printing, and mailing of this Proxy Statement and accompanying material, will be borne by the Funds. These expenses will be allocated among the Funds based on a combination of the Funds’ relative net assets and/or number of Shareholder accounts.

Beneficial Ownership of Shares

A list of those persons who, to the knowledge of the Trust, owned beneficially 5% or more of the shares of any class of any Fund as of the Record Date is set forth in Exhibit C to this Proxy Statement. To the knowledge of the Trust, each of the executive officers and the Nominees individually, and the executive officers and Nominees, together as a group, owned less than 1% of the outstanding shares of each class of each Fund as of August 15, 2019.

Shareholder Proposals and Communications

The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Trust’s proxy statement for the next meeting of shareholders should send his or her written proposal to the Trust’s offices at 99 High Street, Boston, Massachusetts 02110, Attention: Secretary, so that the written proposal is received within a reasonable time in advance of such meeting in order to be included in the Trust’s proxy statement relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that properly may be brought before the meeting under applicable law and the Trust’s governing documents.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at a meeting. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of the Trust, c/o the Secretary of the Trust, at 99 High Street, Boston, Massachusetts 02110. The correspondence will be provided to the Board for review and consideration.

Additional Information About the Trust

Investment Advisor

Mercer Investments LLC, a Delaware limited liability company located at 99 High Street, Boston, Massachusetts 02110, serves as the investment advisor to the Funds. The Advisor is an indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc., 1166 Avenue of the Americas, New York, New York 10036. The Advisor is registered as an investment advisor with the SEC.

The Advisor provides investment advisory services to the Funds pursuant to the Investment Management Agreement, dated July 28, 2014, as amended, between the Trust and the Advisor. The Trust employs the Advisor generally to manage the investment and reinvestment of the assets of each Fund. In so doing, the Advisor may hire one or more subadvisors to carry out the investment program of each Fund (subject to the approval of the Board). The Advisor continuously reviews, supervises, and administers the investment program of each Fund. The Advisor furnishes periodic reports to the Board regarding the investment program and performance of each Fund.

Distributor

The Distributor, a Delaware limited liability company that is a wholly-owned subsidiary of Foreside Distributors, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, acts as the principal underwriter of each class of shares of the Funds pursuant to a Distribution Agreement with the Trust. The Distribution Agreement requires the Distributor to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously.

Administrator

State Street Bank and Trust Company (the “Administrator”), located at 1 Heritage Drive, North Quincy, Massachusetts 02171, serves as the administrator of the Funds. The Administrator performs various services for the Funds, including fund accounting, daily and ongoing maintenance of certain Fund records, calculation of each Fund’s net asset value, and preparation of shareholder reports.

Auditor

Deloitte & Touche LLP (“Deloitte”), located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as the Trust’s independent registered public accounting firm. Deloitte audits the Funds’ financial statements, prepares the Trust’s federal and state annual income tax returns, and provides certain non-audit services. For the Trust’s fiscal years ended March 31, 2018 and March 31, 2019, the Audit Committee did not approve any services provided by Deloitte pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. The Board has selected Deloitte as the independent registered public accounting firm for the Trust for the fiscal year ending March 31, 2020.

Representatives of Deloitte are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their participation.

Audit Fees

For the Trust’s fiscal years ended March 31, 2018 and March 31, 2019, the aggregate fees billed by Deloitte for professional services rendered to the Trust for the audit of the Trust’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements were $381,430 and $358,430, respectively.

Audit-Related Fees

For the Trust’s fiscal years ended March 31, 2018 and March 31, 2019, there were no fees billed by Deloitte for assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements and are not reported as “audit fees” above. There were no “audit-related fees” required to be approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Trust’s fiscal years indicated above.

Tax Fees

For the Trust’s fiscal years ended March 31, 2018 and March 31, 2019, the aggregate tax fees billed by Deloitte for professional services rendered for the review of the Trust’s tax returns and excise tax calculations were $68,188 and $67,954, respectively. Fees in the amount of $115,612 and $73,105 were billed in fiscal years ended March 31, 2018 and March 31, 2019, respectively, for review of non-US capital gains and the preparation and filing of return of income for the Non-US Core Equity Fund and the Emerging Markets Equity Fund.

There were no “tax fees” required to be approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Trust’s fiscal years indicated above.

All Other Fees

For the Trust’s fiscal year ended March 31, 2018, “other fees” billed by Deloitte were $24,000 for tax advisory services related to the reclamation of taxes paid by the Non-US Core Equity Fund in certain European Union countries. There were no other fees required to be approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Trust’s past two fiscal years.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and non-audit services to be performed by Deloitte before Deloitte is engaged by the Trust to perform such services.

Non-Audit Services and Fees

For the Trust’s fiscal years ended March 31, 2019 and March 31, 2018, there were no fees billed by Deloitte for non-audit services rendered to the Trust, the Advisor, or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trust.

Other Business

Management of the Trust knows of no business to be presented at the Meeting other than the matter set forth in this Proxy Statement, but should any other matter requiring a vote of Shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Trust.

By Order of the Board of Trustees,

Colin J. Dean, Esq.
Vice President, Chief Legal Officer and
Secretary of the Trust

September 27, 2019

Exhibit Index

Exhibit A	Shares Outstanding as of the Record Date	A-1

Exhibit B	Officers of the Trust	B-1

Exhibit C	Beneficial Ownership of Greater than 5% of the Funds’ Shares	C-1

Exhibit A

Shares Outstanding as of August 15, 2019 (the Record Date)*

Fund	Share Class	Shares Outstanding as of Record Date
Mercer US Large Cap Equity Fund	Class Y-3 shares	41,998,457

Mercer US Small/Mid Cap Equity Fund	Class Y-3 shares	71,908,418

Mercer Non-US Core Equity Fund	Class Y-3 shares	234,740,262

Mercer Emerging Markets Equity Fund	Class Y-3 shares	111,794,487

Mercer Core Fixed Income Fund	Class Y-3 shares	77,249,066

Mercer Opportunistic Fixed Income Fund	Class Y-3 shares	88,106,037

Mercer Global Low Volatility Equity Fund	Class Y-3 shares	78,446,163

* Class Y-3 shares were the only class of shares outstanding on the Record Date. There were no Class Y-2, Class I or Adviser Class shares outstanding as of that date.
Exhibit A-1

Exhibit B

Officers of the Trust

The executive officers of the Trust not named above are:

Name and Age	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Stephen Gouthro (51)	Vice President, Treasurer and Chief Financial Officer	Since 2018	Mr. Gouthro is a Partner at Mercer Investments LLC and U.S. Chief Operating Officer for Mercer’s U.S. Business Solutions Group. Mr. Gouthro joined Mercer in 2018. Prior to joining Mercer, Mr. Gouthro was at Putnam Investments in various leadership roles in Operations, Technology, and Investments.

Carol Ann McMahon (47)	Vice President and Assistant Treasurer	Since 2017	Ms. McMahon is a Partner at Mercer Investments LLC and Global COO for Wealth, Global Business Solutions since 2016 and US COO in January 2017. Prior to 2016, Ms. McMahon held the position of European COO since 2006.

Jennifer La Belle (50)	Vice President and Assistant Treasurer	Since 2018	Ms. La Belle is a Principal for Mercer Investments LLC. Ms. La Belle joined Mercer in August 2015 with primary responsibilities related to the treasury functions for the Mercer Funds. Before joining Mercer, Ms. La Belle was a Vice President at State Street with over 19 years working in Fund Administration.

Stan Mavromates (58)	Vice President and Chief Investment Officer	Since 2012	Mr. Mavromates is Vice President and Chief Investment Officer of Mercer Investments LLC since 2012.

Colin J. Dean (42)	Vice President, Chief Legal Officer and Secretary	Since 2017	Mr. Dean is Global Chief Counsel, Investments at Mercer Investments LLC since 2018. He has served as Senior Legal Counsel - Investments for Mercer Investments LLC since 2010.
Exhibit B-1

Caroline Hulme (34)	Vice President and Assistant Secretary	Since 2017	Ms. Hulme is Senior Legal Counsel, Investments at Mercer Investments LLC since 2018. She served as Legal Counsel - Investments for Mercer Investments LLC since 2014. Prior to 2014, she was an Associate in the investment management practice group of Bingham McCutchen LLP.

Alec Rapaport (48)	Vice President	Since 2019	Mr. Rapaport is a Vice President and Portfolio Manager of Mercer Investments LLC since 2019. Prior to that, Mr. Rapaport was an independent consultant, and before that he worked at Commonfund Asset Management Company from 2000 to 2016, holding various positions, which included Team Head, Managing Director Fixed Income & Commodities.

Larry Vasquez (52)	Vice President	Since 2012	Mr. Vasquez is a Vice President and Portfolio Manager of Mercer Investments LLC since 2012.

Jennifer Mortimer (48)	Chief Compliance Officer	Since 2019	Ms. Mortimer is the Chief Compliance Officer of Mercer Investments LLC since July 2019. She has served as US Compliance Leader, Investments since January 2017. Ms. Mortimer served as Chief Compliance Officer for Century Capital Management LLC and Century Funds (June 2014 – January 2017).

* Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

Exhibit B-2

Exhibit C

Beneficial Ownership of Greater than 5% of a Class of Fund shares as of August 15, 2019 (the Record Date)

The address for each of the principal holders identified below is: 99 High Street, Boston, Massachusetts 02110.

Fund/Class of Shares	Principal Holders of Securities	Number of Shares Held	Percentage of the Outstanding Shares of the Class
Mercer US Large Cap Equity Fund
Class Y-3	Mercer Collective Trust: Mercer US Large Cap Equity Portfolio	38,145,829	90.83%

Mercer US Large Cap Equity Fund
Class Y-3	Mercer Global Investments - FBO Mercer Canada US Large Cap Growth Fund	2,781,517	6.62%

Mercer US Small/Mid Cap Equity Fund
Class Y-3	Mercer Collective Trust: Mercer US Small/Mid Cap Equity Portfolio	61,172,381	85.07%

Mercer US Small/Mid Cap Equity Fund
Class Y-3	Mercer Group Trust: Mercer Phoenix Investment Portfolio	3,699,927	5.15%

Mercer Non-US Core Equity Fund
Class Y-3	Mercer Collective Trust: Mercer Non-US Core Equity Portfolio	178,205,027	75.92%

Mercer Emerging Markets Equity Fund
Class Y-3	Mercer Collective Trust: Mercer Emerging Markets Equity Portfolio	94,317,581	84.37%

Mercer Global Low Volatility Equity Fund
Class Y-3	Mercer Collective Trust: Mercer Global Low Volatility Equity Portfolio	66,718,111	85.05%

Mercer Core Fixed Income Fund
Class Y-3	Mercer Collective Trust: Mercer Core Fixed Income Portfolio	35,443,473	45.88%
Exhibit C-1

Mercer Core Fixed Income Fund
Class Y-3	Mercer Investment Management FBO Avera Health	9,027,438	11.69%

Mercer Core Fixed Income Fund
Class Y-3	Mercer Global Investments – FBO Trust Fund for the People of the Republic of Micronesia	8,171,293	10.58%

Mercer Core Fixed Income Fund
Class Y-3	Mercer Investment Management FBO The CA Institute of Technology Retiree Medical Plan for JPL Retirees VEBA Trust	4,626,795	5.99%

Mercer Opportunistic Fixed Income Fund
Class Y-3	Mercer Collective Trust: Mercer Opportunistic Fixed Income Portfolio	39,657,198	45.01%

Mercer Opportunistic Fixed Income Fund
Class Y-3	Mercer Investment Management FBO Mercer Canada Opportunistic Fixed Income Fund	38,137,851	43.29%

MERCER FUNDS

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2019

The undersigned hereby appoints Colin J. Dean and Caroline Hulme and each of them, as proxies of the undersigned with full power of substitution, to represent and to act with respect to all of the shares the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Meeting”) of Mercer Funds (the “Trust”) to be held at the Trust’s principal executive offices, at 99 High Street Boston, Massachusetts 02110 on October 28, 2019 at 11:00 a.m., Eastern time, and at any adjournments or postponements thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such Meeting.

This proxy will be voted as instructed. If no specification is made for a nominee, the proxy will be voted “FOR” each nominee. The proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.

CONTROL #:

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED POSTAGE-PAID ENVELOPE

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.	By Phone: Call Okapi Partners toll-free at: 888-785-6617 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 6:00 PM (ET).

OR

2.	By Internet: Refer to your Proxy Card for the control number and go to: www.okapivote.com/MercerFunds2019 and follow the simple on-screen instructions.

OR

3.	By Mail: Sign, Date, and Return this Proxy Card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on
October 28, 2019.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

1.	To approve the election of Trustees.	FOR	AGAINST	ABSTAIN

	1. Harrison M. Bains, Jr.	O	O	O
	2. Adela M. Cepeda	O	O	O
	3. Gail A. Schneider	O	O	O
	4. Richard S. Joseph	O	O	O
	5. Luis A. Ubiñas	O	O	O

PLEASE VOTE, DATE, SIGN AND RETURN THIS PROXY CARD

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2019

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING

ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/MERCERFUNDS